UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       DECEMBER 3, 2007
                                                ----------------------------

                              SEACOR HOLDINGS INC.
    ------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                 1-12289                13-3542736
    ------------------------------------------------------------------------
     (State or Other             (Commission            (IRS Employer
      Jurisdiction              File Number)         Identification No.)
    of Incorporation)


      2200 ELLER DRIVE, FORT LAUDERDALE, FLORIDA                    33316
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       (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code     (954) 523-2200
                                                   -------------------------

                                 NOT APPLICABLE
    ------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   REGULATION FD DISCLOSURE.

            On December 3, 2007, SEACOR Holdings Inc. (the "Company") issued a press release announcing that its Board of Directors has increased by $115.5 million its authorization for repurchases of its common stock and its 2.875% convertible senior debentures due 2024. With this increase, the Company has approximately $150 million available for such purchases. Additionally, the Company may purchase, separate from such authorization, any or all of its 7.2% senior notes due 2009, its 5 7/8% senior notes due 2012, and the 9 1/2% senior notes due 2013 of Seabulk International, Inc., a wholly-owned subsidiary. The repurchase of securities may be conducted from time to time through open market purchases, privately negotiated transactions or otherwise depending on market conditions. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENT AND EXHIBITS.

(d) Exhibits

Exhibit No.    Description
-----------    -----------

99.1 Press Release of SEACOR Holdings Inc., dated December 3, 2007, reporting SEACOR Holdings Inc.'s increased authorization for repurchases.



















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



                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SEACOR HOLDINGS INC.


Date: December 5, 2007                    By:   /s/  Richard Ryan
                                              --------------------------
                                              Name:   Richard Ryan
                                              Title:  Senior Vice President and
                                                      Chief Financial Officer























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



                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1 Press Release of SEACOR Holdings Inc., dated December 3, 2007, reporting SEACOR Holdings Inc.'s increased authorization for repurchases.